Provision for early retirement benefits	12 Months Ended
Dec. 31, 2019
Text block [abstract]
Provision for early retirement benefits
47	Provision for early retirement benefits
Details of provision for early retirement benefits in respect of obligations to early retired employees are as follows:

	2019	2018
	RMB million	RMB million
At January 1	4	7
Provision for the year (Note 13)	—	1
Payments made during the year	(3)	(4)

At December 31	1	4
Less: current portion (Note 44)	(1)	(2)

	—	2

The Group has implemented an early retirement plan for certain employees. The benefits of the early retirement plan are calculated based on factors including the remaining number of years of service from the date of early retirement to the normal retirement date and the salary amount on the date of early retirement of the employees. The present value of the future cash flows expected to be required to settle the obligations is recognized as provision for early retirement benefits.